UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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DOCUSIGN, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Explanatory Note: The following “Docusign Investor Engagement – Spring 2025” slide deck is unchanged from the “Docusign Investor Engagement – Spring 2025” slide deck filed with the Securities and Exchange Commission as Definitive Additional Materials on May 2, 2025, except for the addition of a new slide 5 and updates to slides 3 and 8.

Docusign Investor Engagement Spring 2025

2 This presentation, meeting, website, and similar communication, including through social media outlets, may contain “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on our management’s beliefs and assumptions and on information currently available to management, and which statements involve substantial risk and uncertainties. All statements other than statements of historical fact, including statements regarding our future operating results and financial position, our business strategy and plans, market growth and trends, our product strategy and anticipated future products, our objectives for future operations, and the impact of such assumptions on our financial condition and results of operations are forward-looking statements. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Forward-looking statements include, but are not limited to, statements about: our expectations regarding global macro-economic conditions, including the effects of inflation, volatile interest rates or foreign exchange rates, and market volatility on the global economy; our inability to accurately estimate our market opportunity; our ability to compete effectively in an evolving and competitive market; the impact of any interruptions or delays in performance of our technical infrastructure, or data breaches, cyberattacks or other fraudulent or malicious activity attempting to exploit our technology systems, platform or brand name; our ability to effectively sustain and manage our growth and future expenses and maintain or increase profitability; our ability to attract new customers and retain and expand our existing customer base, including our ability to attract large organizations as users; our ability to scale and update our platform to respond to customers’ needs and rapid technological change, including our ability to successfully incorporate generative artificial intelligence into our existing and future products and to successfully deploy them; our ability to successfully develop, launch and sell Intelligent Agreement Management (“IAM”) solutions; our ability to expand use cases within existing customers and vertical solutions; our ability to expand our operations and increase adoption of our platform internationally; our ability to strengthen and foster our relationships with developers; our ability to retain our direct sales force, customer success team and strategic partnerships around the world; our ability to identify targets for and execute potential acquisitions and to successfully integrate and realize the anticipated benefits of such acquisitions; our ability to maintain, protect and enhance our brand; the sufficiency of our cash, cash equivalents and capital resources to satisfy our liquidity needs; limitations on us due to obligations we have under our credit facility; our ability to realize the anticipated benefits of our stock repurchase program; our failure or the failure of our software to comply with applicable industry standards, laws and regulations; our ability to maintain, protect and enhance our intellectual property; our ability to successfully defend litigation against us; our ability to maintain our corporate culture; our ability to offer high-quality customer support; our ability to hire, retain and motivate qualified personnel, including executive level management; our ability to successfully manage and integrate executive management transitions; uncertainties regarding the impact of general economic and market conditions, including as a result of geopolitical conflict or changes in trade policy; and our ability to maintain proper and effective internal controls. Additional risks and uncertainties that could affect our financial results are included in the sections titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our annual report on Form 10-K for the fiscal year ended January 31, 2025, filed on March 18, 2025 with the Securities and Exchange Commission (the “SEC”), and other filings that we make from time to time with the SEC. Forward-looking statements relate only to events as of the date on which such statements are made. We undertake no obligation to update any forward-looking statements after the date they were made or to conform such statements to actual results or revised expectations, except as required by law. Safe Harbor

Docusign at a Glance 3 (1) As of January 31, 2025. (2) For the year ended January 31, 2025. Trusted, Global Brand1 FY252 performance World’s #1 e-Signature solution $2.98B Total Revenue 8% Y/Y growth $3.1B Billings 7% Y/Y growth 79.1% $1.0B GAAP Gross Margin IAM Unleashing the value of agreement data to power every company Our Solution Intelligent Agreement Management Operating Cash Flow Market leadership Ranked #1 “Most Trustworthy” software and telecommunications company in America in 2024 Docusign has been used in more than 1 billion transactions across the globe Approx. 1.7M customers and more than 1 billion users in over 180 markets across the globe Over 87% of Fortune 1000 companies are Docusign customers

4 Continued year-round stockholder engagement with outreach to >50% shares outstanding in spring 2024 and fall 2024 Multi-year engagement and responsive changes on executive compensation and governance programs During engagements, multiple stockholders indicated executive compensation program changes and commitments were responsive and adequate Hired new CRO Paula Hansen, with compensation aligned to prior company commitments for new-hire awards 2025 Proxy Statement Highlights

Timeline of Responsiveness & Engagement

Docusign acted quickly to understand and address investor concerns, which focused on decisions that occurred before the 2023 annual meeting as part of an executive team refresh.

Oct. 2022
Hired Allan Thygesen (CEO)

2023

Feb 2023
Hired Robert Chatwani (Pres. & GM., Growth)

May 2023
Hired Blake Grayson (CFO)

16% Say-on-Pay support at 2023 Annual Meeting

June 2023 Compensation Committee Actions
- PSU Program Changes (*see slide 8*)
- Commitments on SVC awards, new-hire awards & disclosure (*see slide 8*)

Fall 2023 Engagement
Identified primary concerns from 2023 Say-on-Pay vote: CEO pay & SVC awards; new-hire equity awards; RSU / PSU mix

2024

Spring 2024 Engagement: Key topics and concerns: CEO new-hire compensation & SVC awards; new-hire equity awards from 2023; PSU program changes and commitments

45% Say-on-Pay support at 2024 Annual Meeting

Aug. 2024
Hired Paula Hansen, Pres. & CRO. Terms reflect Comp Committee commitments (included PSUs and 4-year RSU vesting)

Fall 2024 Engagement
Identified primary concerns from 2024 Say-on-Pay vote: CEO new-hire compensation & SVC awards; new-hire equity awards from 2023

2025

2025 Proxy
Discloses extensive 2024 engagement efforts, shareholder feedback & concerns (including the impact of 2023 new-hire awards on 2024 Say-on-Pay results)

Multiple large institutional stockholders stated our prior changes and commitments on executive compensation were responsive and adequate

- Appears in 2023 Proxy
- Appears in 2024 Proxy
- Appears in 2025 Proxy

docusign
5

Balanced and Experienced Board



Maggie Wilderotter
Chair of Board



Allan Thygesen
CEO & Director (non-indep.)



James Beer
Director



Teresa Briggs
Director



Cain Hayes
Director



Blake J. Irving
Director



Anna Marrs
Director



Enrique T. Salem
Director



Peter Solvik
Director

Balance of directors' skills, backgrounds and perspectives reflects ongoing review and refreshment:

Tenure


0-2 Years
2
3-5 Years
3
>5 Years
4

Independence


8 of 9
Directors are Independent

Skills, Knowledge, Leadership

- International management
- Compensation / talent
- Technology leadership
- Strategic insight
- Complex business management
- Financial expertise
- Cybersecurity oversight
- Government / non-profit
- Product / engineering
- Operational
- Corporate governance
- Marketing intelligence
- Audit / Risk management
- Executive leadership

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6

Commitment to Engagement & Feedback

We value year-round governance engagement with stockholders and continue to seek feedback on key topics

Key Topics Addressed with Stockholders:

- Company strategy, performance and IAM
- Executive compensation:
  - CEO compensation, including SVC awards
  - PSU program metrics and performance periods
- Governance:
  - Current Board structure
  - Director evaluation and refreshment

Spring 2024 engagement outreach to ~55% of outstanding shares*

Spring 2024 feedback received from ~30% of outstanding shares*

*As of March 2024

Fall 2024 engagement outreach to ~55% of outstanding shares*

Fall 2024 feedback received from ~18% of outstanding shares*

*As of September 2024

★ **Multiple large institutional stockholders stated our prior changes and commitments on executive compensation were responsive and adequate**

★ **4 of top 5 stockholders by ownership voted "FOR" Say-on-Pay during 2024 Annual Meeting after Spring 2024 engagement**

docusign

7

8 FY25 executive compensation program is aligned with pay-for-performance and is responsive to stockholder feedback Compensation Program Aligned with Performance Robust Compensation Practices ● Majority of CEO compensation tied to long-term performance ● At least 50/50 mix of PSU/RSU for executive team ● Caps on all incentive plan payouts ● Double-trigger change-in-control severance provisions ● Stock ownership guidelines Well-rounded PSU Program Aligned with Performance ● Majority PSU weighting for CEO (60/40 PSU/RSU mix) ● TSR performance period of 3 years ● Financial performance metrics aligned with long-term growth metrics ○ Subscription revenue growth and free cash flow ○ Earned amounts vest over 3 years ● No metrics overlap between short- and long-term incentive programs Program Responsive to Investor Feedback Adhering to FY24 commitments in FY25 compensation decisions: ● Limit grants of SVC-style awards to extraordinary circumstances (and not when existing awards are outstanding). No new SVC-style awards have been granted since 2022. ● Include PSUs in sign-on grants to NEOs, absent make-whole reasons. ● Grant sign-on RSUS (with < 4 years vesting) awards only for make-whole needs. No 1-year RSUs awarded since 2023 annual meeting. = reflects new or enhanced practice based on stockholder feedback subsequent to 2023 annual meeting

Compensation Program Designed to Attract, Retain & Motivate Top Talent Compensation program is working as designed to recruit, reward and retain highly qualified leaders while creating long-term value for stockholders. Allan Thygesen CEO & Director Blake Grayson Chief Financial Officer Paula Hansen President and CRO Robert Chatwani President and General Manager, Growth Jim Shaughnessy Chief Legal Officer Joined Docusign October 2022 Joined Docusign February 2023 Joined Docusign May 2022 Joined Docusign June 2023 Joined Docusign August 2024 9 FY25 New Hire Awards Align with Stockholder Feedback and Company Commitments: Paula Hansen, President & Chief Revenue Officer (Aug. 2024) ● Cash: salary, signing bonus (subject to clawback), annual bonus under executive sales incentive plan ● Equity: 50/50 split of RSUs and PSUs ○ RSU/PSU mix and award structure aligned with existing executive program ○ New hire RSUs vest over 4 years Experienced leadership team for next stage of Docusign’s growth

10 Executive Compensation: Performance Metrics Cash Incentive Program1 Performance-Based Equity ESG Modifier Applied to Payout ● +/- 20% based on achievement of pre-set ESG objectives ● Based on environmental impact and workforce metrics TSR PSUs: ● Relative TSR vs. Nasdaq Composite index ● 3 year performance period, ● Cliff-vesting upon certification Financial PSUs: ● Metrics: Subscription Revenue Growth & Free Cash Flow ● 1 year performance period ● Earned amounts vest over 3 years, subject to continued employment Revenue 25% NNMRR 25% Adjusted Operating Income 50% Sub. Rev. Growth 25% FCF 25% TSR 50% (1) For all NEOs, except Paula Hansen, FY25 bi-annual plan design incorporates a bi-annual (40/60 measurement) structure with an ESG modifier applied to the second half payout. In FY26, we expect that Ms. Hansen will participate in our CIP on substantially the same terms as our other executives.

11 Executive Compensation: FY25 Compensation Mix CEO FY25 Compensation Mix Base salary 4.0% PSU 55.2% RSU 36.8% Semi-annual cash incentives 4.0% Other NEOs: FY25 Compensation Mix1 Base salary 6.6% PSU 43.7% RSU 43.7% Semi-annual cash incentives 6.0% (1) NEO Compensation Mix excludes Paula Hansen as a new hire in FY25.

Key Characteristics • Tied to ambitious and rigorous stock price hurdles • 90 calendar-day sustained average stock price performance requirement • Additional vesting requirements for any earned shares (50% on achievement and remaining 50% on 2-year achievement anniversary) SVC Award Payout to Date • Tranche 1 vested on Dec. 10, 2024 ○ 303,901 shares, with 50% vesting immediately and 50% on Dec. 10, 2026 • From Mr. Thygesen’s start date to Dec. 10, 2024, DOCU’s share price performance was up 107% (from $46.272 to $95.85). (1) Calculated using shares outstanding as of September 30, 2022. (2) Closing price as of October 10, 2022. Stockholder Value Creation (SVC) PSU Award was set with rigorous vesting hurdles tied to long-term, sustained increases to stockholder value 9.3 B1 $46.272 $67.95 $97.85 $119.59 $181.02 $226.68 $316.92 13.7 B 19.7 B 24.1 B 36.5 B 45.7 B 63.8 B Market Cap Closing Price on CEO Start Date Share Price Hurdle Vesting Tranche 1 2 3 4 5 6 4.4 B 6 B 4.4 B 12.4 B 9.2 B 18.1 B 12 CEO Sign-on SVC PSU Awards Designed to Drive Stockholder Value Achieved

13 Robust Governance Practices & Disclosure Continue to strengthen our corporate governance practices and enhance disclosure based on stockholder feedback Existing Robust Governance Practices ● Independent Board Chair with robust authority selected by independent directors ● Single class of stock (no dual class structure) ● 8 of 9 directors are independent ● Fully independent Audit, Compensation and Nominating committees ● Majority voting in uncontested director elections with director resignation policy ● Board oversight of cybersecurity, AI, ESG & Risk ● Board policy on additional directorships ● Proxy access on market terms